UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2003

Date of Report

(Date of earliest event reported)

NATROL, INC.

(Exact name of registrant as specified in its charter)

Delaware

0-24567

95-3560780

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311
(Address, including zip code, of principal executive offices)

(818) 739-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former address and telephone number of principal executive offices, if changed since last report)

Item 7.    Exhibits.

(c)              Exhibits.  The following exhibits are being furnished herewith:

Exhibit Number	Title

99.1	Press Release issued by Natrol, Inc., dated December 19, 2003.

Item 9.    Regulation FD Disclosure.

On December 19, 2003, Natrol, Inc. (“Natrol”) issued a press release entitled, “Natrol Sells Annasa To Senior Distribution And Operations Managers/Partners.”  A copy of the press release dated December 19, 2003 is filed herewith as Exhibit 99.1.

The following information is being provided under Item 12 – Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.  Such information, including the Exhibits attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATROL, INC.
(Registrant)

Date: December 19, 2003	By:	/s/ ELLIOT BALBERT
Name: Elliot Balbert
Title: President, Chief Executive Officer, Secretary and Chairman